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                                  EXHIBIT 10.2

                            MOHAWK INDUSTRIES, INC.
                       ALADDIN MANUFACTURING CORPORATION
                         160 SOUTH INDUSTRIAL BOULEVARD
                             CALHOUN, GEORGIA 30701



                             As of October 17, 1997


The Prudential Insurance Company of America
Each Institution Listed on the signature pages hereto

          Re:  Fourth Modification to Note Agreement

Ladies and Gentlemen:

          Each of the undersigned, MOHAWK INDUSTRIES, INC. (together with its successor and assigns, "INDUSTRIES"), and ALADDIN MANUFACTURING CORPORATION (f/k/a Mohawk Manufacturing Corporation and f/k/a Mohawk Carpet Corporation, together with its successor and assigns, "MANUFACTURING" and together with Industries, the "COMPANIES") and you entered into a Note Purchase Agreement, dated as of September 16, 1994, as modified by letter agreements dated as of July 19, 1995, September 29, 1995 and March 12, 1996 (as modified, the "NOTE AGREEMENT").

          Pursuant to paragraph 11C of the Note Agreement and subject to your written acceptance as hereinafter provided, the undersigned request your agreement to the following amendment to the Note Agreement. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Note Agreement, as amended hereby.

          The date of effectiveness of this modification is October 17, 1997 (as used in this Fourth Modification, the "AMENDMENT DATE").

          Each of the undersigned, Industries and Manufacturing, hereby agrees with you as follows:

          A. MODIFICATION OF THE NOTE AGREEMENT. Each of the undersigned, Manufacturing and Industries, and you agree to hereby amend the Note Agreement as follows:
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          1.  Paragraph 5D.  PARAGRAPH 5D SHALL BE AMENDED BY DELETING THE
SECOND SENTENCE THEREOF.

          1. Paragraph 6B. PARAGRAPH 6B(IV) SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SHALL BE INSERTED IN LIEU THEREOF:

          "(iv) enter into any Permitted Affiliate Transaction (other than any Permitted Affiliate Transaction permitted under paragraph 6C(3)(v) or 6C(5)(ii));"

          1. Paragraph 6C(1). PARAGRAPH 6C(1)(V) SHALL BE DELETED IN IT ENTIRETY AND THE FOLLOWING SHALL BE INSERTED IN LIEU THEREOF:

          "(v) Any common law right of setoff or banker's lien arising in connection with ordinary course of business deposit arrangements maintained by any of the Companies or its Subsidiaries with its banks or other financial institutions so long as any such bank or other financial institution (A) shall not at any time make loans or otherwise extend credit pursuant to any credit facility to Industries, Carpet, any other Guarantor or any other Restricted Subsidiary; (B) does not maintain accounts (for the deposit of cash or otherwise) for the benefit of any such Company or Subsidiary other than those which have in the aggregate monthly balances less than $100,000; (C) shall have delivered to each holder of a Note a Sharing Agreement substantially in the form of Exhibit I attached hereto or shall be a party to the Bank Agreement and the Intercreditor Agreement; or
     (D) shall have waived in writing such common law right of setoff or banker's lien;"

          1. Paragraph 6C(3). PARAGRAPH 6C(3)(V) SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SHALL BE INSERTED IN LIEU THEREOF:

          "(v) make loans or advances to its employees in the ordinary course of business and consistent with the practices of Industries or Carpet, as the case may be, existing on the Date of Closing; provided, however, that Industries and/or Carpet may make loans or advances in an aggregate amount not to exceed $10,000,000 at any time outstanding to its officers, with such proceeds being used for the purposes of purchasing capital stock of Industries or Carpet, as the case may be, under any stock option plan sponsored by Industries and paying any tax liabilities incurred by such officers in connection with the exercise of their rights pursuant to any such stock option plan and in which such capital stock the officer has granted a security interest to Industries or Carpet, as the case may be, to secure such loan or advance;"

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          1.  Paragraph 6C(8).  THE FIRST WORD OF PARAGRAPH 6C(8) SHALL BE
DELETED AND THE FOLLOWING SHALL BE INSERTED IN LIEU THEREOF:

          "Except as otherwise provided in Paragraph 6C(3)(v), effect"

          1. Paragraph 6D. PARAGRAPH 6D SHALL BE AMENDED BY DELETING THEREFROM THE WORDS "IF SUCH STOCK IS NOT OTHERWISE PLEDGED PURSUANT TO A SECURITY AGREEMENT".

          1. Paragraph 6I. PARAGRAPH 6I(5) SHALL BE AMENDED BY DELETING THEREFROM THE WORDS OR TO RELEASE ANY COLLATERAL FROM THE LIEN OF ANY SECURITY AGREEMENT.

          1. Paragraph 7A. PARAGRAPH 7A(XVI) SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SHALL BE INSERTED IN LIEU THEREOF:

          "(xvi)  [Intentionally Omitted]; or".

          1. Paragraph 10B. PARAGRAPH 10B SHALL BE AMENDED BY DELETING THEREFROM THE DEFINITIONS OF THE TERMS COLLATERAL, COLLATERAL AGENT, AND SECURITY AGREEMENT.

          1. Paragraph 10B. PARAGRAPH 10B SHALL BE AMENDED BY DELETING THEREFROM THE DEFINITION OF THE TERM "RELATED DOCUMENTS" AND SUBSTITUTING IN ITS PLACE THE FOLLOWING:

          "RELATED DOCUMENTS" shall mean this Agreement (and each Modification thereof), any Note, each Guaranty Agreement, the Intercreditor Agreement and any document or instrument executed in connection with any of the foregoing."

          1. Paragraph 10B. PARAGRAPH 10B SHALL BE AMENDED BY DELETING THEREFROM THE DEFINITION OF THE TERM "TOTAL SUBSIDIARY DEBT" AND SUBSTITUTING IN ITS PLACE THE FOLLOWING:

          "TOTAL SUBSIDIARY DEBT" shall mean, at any time, without duplication, the aggregate principal amount of all unsecured Indebtedness of any Restricted Subsidiary (other than, (i) subject to compliance with paragraph 5E hereof, Indebtedness under Guarantees by such Restricted Subsidiary of Indebtedness of either Company or another Restricted Subsidiary and (ii) Indebtedness owing by a Restricted Subsidiary to any other Restricted Subsidiary or either Company) and any Preferred Stock of any Restricted

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     Subsidiary (other than Preferred Stock issued to Industries, Carpet or a
     Restricted Subsidiary)."

          a.  CONDITIONS PRECEDENT.

          Your obligation to enter into, execute and deliver this Fourth Modification and the effectiveness of paragraph 1 is subject to the satisfaction, on or before the Amendment Date, of the following conditions, as determined in your sole judgment:

          2.  Related Documents.    YOU SHALL HAVE RECEIVED THIS FOURTH
MODIFICATION DULY EXECUTED AND DELIVERED BY THE PARTIES THERETO.

          2.  Representations and Warranties; No Default.    THE REPRESENTATIONS
AND WARRANTIES CONTAINED IN PARAGRAPH 8 OF THE NOTE AGREEMENT SHALL BE TRUE ON AND AS OF THE AMENDMENT DATE, ANY REFERENCE IN SUCH PARAGRAPH 8 TO THE DATE OF CLOSING SHALL FOR PURPOSES HEREOF BE DEEMED TO BE A REFERENCE TO THE AMENDMENT DATE AND ANY REFERENCE TO THE NOTE AGREEMENT, THIS AGREEMENT OR WORDS OF LIKE IMPORT SHALL MEAN AND BE A REFERENCE TO THE NOTE AGREEMENT AS AMENDED HEREBY; THERE SHALL EXIST ON THE AMENDMENT DATE NO EVENT OF DEFAULT OR DEFAULT; AND EACH OF THE COMPANIES SHALL HAVE DELIVERED TO YOU AN OFFICER'S CERTIFICATE, DATED THE AMENDMENT DATE, REGARDING THE FOREGOING.

          2.  Proceedings.    EACH OF INDUSTRIES, MANUFACTURING AND EACH
GUARANTOR SHALL DELIVER TO YOU CERTIFIED COPIES (CERTIFIED BY ITS SECRETARY OR ASSISTANT SECRETARY) OF ALL CORPORATE ACTION TAKEN BY IT TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS FOURTH MODIFICATION.

          2.  Amendment of Other Agreements.   YOU SHALL RECEIVE AN EXECUTED
COPY OF THE AMENDMENT AND RESTATEMENT OF THE BANK AGREEMENT AND AMENDMENT TO EACH OF THE CONSOLIDATED NOTE AGREEMENT, THE 9.5% NOTE AGREEMENT AND THE SERIES NOTE AGREEMENT, AMENDING EACH SUCH AGREEMENT IN THE MANNER SUBSTANTIALLY SIMILAR AS PROVIDED HEREIN, IN FORM AND SUBSTANCE SATISFACTORY TO THE PURCHASERS.

          2.  Expenses.   ALL YOUR FEES AND DISBURSEMENTS (INCLUDING WITHOUT
LIMITATION SPECIAL COUNSEL TO YOU) SHALL HAVE BEEN PAID IN FULL.

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          2.  Other Documents. YOU SHALL HAVE RECEIVED SUCH OTHER CERTIFICATES,
LEGAL OPINIONS AND DOCUMENTS AS YOU OR YOUR SPECIAL COUNSEL MAY REASONABLY REQUEST, ALL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO YOU.

          Notwithstanding the foregoing, the effectiveness of paragraphs 1F through 1J is subject to receipt by the Collateral Agent of written direction from all of the Lenders (as defined in the Intercreditor Agreement) to release the Collateral from the Lien held by the Collateral Agent.

          A.  MISCELLANEOUS.

          3. Successors and Assigns. ALL COVENANTS AND OTHER AGREEMENTS IN THIS FOURTH MODIFICATION CONTAINED BY OR ON BEHALF OF EITHER OF THE PARTIES HERETO SHALL BIND AND INURE TO THE BENEFIT OF THE RESPECTIVE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO (INCLUDING, WITHOUT LIMITATION, ANY TRANSFEREE) WHETHER SO EXPRESSED OR NOT.

          3. Governing Law. THIS FOURTH MODIFICATION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

          3. Severability. ANY PROVISION OF THIS FOURTH MODIFICATION WHICH IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF, AND ANY SUCH PROHIBITION OR UNENFORCEABILITY IN ANY JURISDICTION SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION.

          3. Descriptive Headings. THE DESCRIPTIVE HEADINGS OF THE SEVERAL PARAGRAPHS OF THIS FOURTH MODIFICATION ARE INSERTED FOR CONVENIENCE ONLY AND DO NOT CONSTITUTE A PART OF THIS FOURTH MODIFICATION.

          3. Counterparts. THIS FOURTH MODIFICATION MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT.

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          If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Companies, whereupon this letter shall become a binding agreement among the Companies and you.

                                Very truly yours,


                                        MOHAWK INDUSTRIES, INC.



                                        By:
                                           -------------------------------
                                           Title:



                                        ALADDIN MANUFACTURING CORPORATION
                                        (f/k/a Mohawk
                                        Manufacturing and
                                        f/k/a Mohawk
                                        Carpet Corporation)


                                        By:
                                           -------------------------------
                                           Title:

The foregoing Fourth Modification
is hereby accepted as of the date
first above written.


THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA


By:
   ---------------------------
   Title:


OTHER PURCHASERS
The foregoing Fourth Modification
is hereby accepted as of the date
first above written.


ALEXANDER HAMILTON LIFE INSURANCE
COMPANY OF AMERICA

By:
   ---------------------------
   Title:

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MASSACHUSETTS MUTUAL
LIFE INSURANCE COMPANY

By:
   ---------------------------
   Title:


THE FRANKLIN LIFE INSURANCE COMPANY

By:
   ---------------------------
   Title:


PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY

By:
   ---------------------------
   Title:

JOHN HANCOCK MUTUAL LIFE INSURANCE
COMPANY OF AMERICA

By:
   ---------------------------
   Title:

Agreed and Consented to as Guarantor:

MOHAWK INDUSTRIES, INC.

By:
   ---------------------------
   Title:


MOHAWK MARKETING, INC.

By:
   ---------------------------
   Title:

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MOHAWK CARPET CORPORATION


By:
   ---------------------------
   Title:


MOHAWK MILLS, INC.


By:
   ---------------------------
   Title:

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